UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 24, 2005

ALPHASMART, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-50570	77-0298384
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

973 University Avenue

Los Gatos, California 95032

(Address of principal executive offices, including zip code)

(408) 355-1000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 24, 2005, Renaissance Learning, Inc., a Wisconsin corporation, (“Renaissance”), RLI Acquisition Sub, LLC, a wholly owned subsidiary of Renaissance, (“LLC”), RLI Acquisition Corp., Inc., a wholly owned subsidiary of Renaissance (“Merger Sub”), and AlphaSmart, Inc., a Delaware corporation (“AlphaSmart”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”). Subject to satisfaction or waiver of the conditions therein, Merger Sub will merge with and into AlphaSmart, and then AlphaSmart, as the surviving corporation, will merge with and into LLC, with LLC being the ultimate surviving entity and continuing as a wholly owned subsidiary of Renaissance (the “Merger”). The Board of Directors of AlphaSmart has unanimously approved the Merger and the Merger Agreement. A copy of the Merger Agreement is filed herewith as Exhibit 2.1.

Under the terms of the Merger Agreement, each AlphaSmart stockholder will receive $3.75 per share in a transaction that is valued at approximately $57 million and is intended to be structured as a tax-free reorganization. AlphaSmart stockholders will have the option to be paid in cash, stock or some combination of the two, subject to pro-ration so that the total consideration paid will aggregate no more than 45% stock and no less than 55% cash.

The completion of the Merger is subject to various customary closing conditions, including obtaining the approval of AlphaSmart’s stockholders, customary regulatory approvals and expiration of the applicable waiting period under the Hart-Scott-Rodino Act.

In connection with the Merger Agreement, Renaissance and Merger Sub entered into stockholder voting agreements (the “Voting Agreements”), dated as of January 24, 2005, with Ketan D. Kothari, Ketan D. Kothari, as trustee of the KSK AlphaSmart Trust, Manish D. Kothari, Manish D. Kothari, as trustee of the Kothari Children’s Trust, Joseph Barrus, Joseph Barrus, as trustee of the Barrus Family 2004 Irrevocable Trust, Summit Ventures V, L.P., Summit V Companion Fund, L.P., Summit V Advisors Fund (QP), L.P., Summit V Advisors Fund, L.P. and Summit Investors III, L.P. (each a “Stockholder,” and collectively the “Stockholders”) pursuant to which, among other things, each Stockholder agreed to vote their shares of AlphaSmart common stock in favor of the Merger and certain related matters, unless the Merger Agreement is terminated in accordance with its terms. The Stockholders own beneficially and of record approximately 60% of AlphaSmart’s outstanding common stock. A copy of the form of Voting Agreement is filed herewith as Exhibit 99.1.

In addition, Ketan D. Kothari, Manish D. Kothari and Joseph Barrus have entered into employment agreements (the “Employment Agreements”) and non-compete agreements (the “Non-Compete Agreements”) with LLC, which are to be effective upon consummation of the Merger. Copies of the forms of employment agreement and non-compete agreement are filed herewith as Exhibits 99.2 and 99.3, respectively, and they are incorporated herein by reference.

The foregoing descriptions of the agreements do not purport to be complete and are qualified in their entirety by reference to such agreements, copies of which are filed herewith and are incorporated herein by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

AlphaSmart announced that James M. Walker, its vice president, chief financial officer and chief operating officer, has been appointed president and chief executive officer of Alara, Inc., a privately held company. Mr. Walker has indicated that he plans to continue serving as AlphaSmart’s vice president, chief financial officer and chief operating officer until the close of the Merger.

Item 8.01 Other Items

On January 25, 2005, AlphaSmart, Inc. announced that it has entered into a definitive agreement with Renaissance, whereby Renaissance will acquire AlphaSmart for a combination of cash and stock in a merger transaction. A copy of the press release issued by AlphaSmart on January 25, 2005 concerning this transaction is filed herewith as Exhibit 99.4 and incorporated herein by reference.

Additional Information and Where to Find It.

AlphaSmart and Renaissance intend to file a registration statement on Form S-4, which will include a proxy statement/prospectus of AlphaSmart and Renaissance and other relevant materials in connection with the proposed merger transaction involving AlphaSmart and Renaissance. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THIS FILING WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER TRANSACTION. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC when they become available at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by AlphaSmart at AlphaSmart’s web site at www.alphasmart.com or by contacting AlphaSmart investor relations at IR@alphasmart.com or via telephone at (408) 355-1029. Investors and security holders may obtain free copies of the documents filed with the SEC by Renaissance by directing such requests to Renaissance Learning, Inc., Attention: Corporate Secretary, 2911 Peach Street, P.O. Box 8036, Wisconsin Rapids, Wisconsin 54995 or via telephone at (715) 424-3636.

Renaissance, AlphaSmart and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of AlphaSmart in connection with the merger transaction. Information regarding directors and executive officers of AlphaSmart and Renaissance and their respective interests in the proposed transaction will be available in the proxy/prospectus of AplhaSmart and Renaissance described above and other relevant materials to be filed with the SEC.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger and Reorganization dated January 24, 2005 by and among Renaissance Learning, Inc., RLI Acquisition Sub, LLC, RLI Acquisition Corp., Inc. and AlphaSmart, Inc.

99.1	Form of Stockholder Voting Agreement among Renaissance Learning, Inc., RLI Acquisition Corp., Inc. and certain stockholders of AlphaSmart, Inc.

99.2	Form of Employment Agreement between RLI Acquisition Sub, LLC and Ketan D. Kothari, Manish D. Kothari and Joseph Barrus

99.3	Form of Non-Compete Agreement between RLI Acquisition Sub, LLC and Ketan D. Kothari, Manish D. Kothari and Joseph Barrus

99.4	Press Release dated January 25, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHASMART, INC.

By:	/s/ James M. Walker
James M. Walker
Chief Financial Officer

Date: January 25, 2005

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger and Reorganization dated January 24, 2005 by and among Renaissance Learning, Inc., RLI Acquisition Sub, LLC, RLI Acquisition Corp., Inc. and AlphaSmart, Inc.

99.1	Form of Stockholder Voting Agreement among Renaissance Learning, Inc., RLI Acquisition Corp., Inc. and certain stockholders of AlphaSmart, Inc.

99.2	Form of Employment Agreement between RLI Acquisition Sub, LLC and Ketan D. Kothari, Manish D. Kothari and Joseph Barrus

99.3	Form of Non-Compete Agreement between RLI Acquisition Sub, LLC and Ketan D. Kothari, Manish D. Kothari and Joseph Barrus

99.4	Press Release dated January 25, 2005